SUPPLEMENT DATED DECEMBER 23, 2019

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2019

FOR CLASS D, I AND P SHARES

This supplement revises the Pacific Select Fund prospectus dated May 1, 2019 for Class D, I and P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio - At a Board meeting held on December 10, 2019, the Board approved Pacific Asset Management LLC to be sub-adviser to these Funds effective December 31, 2019.  Prior to December 31, 2019, Pacific Asset Management LLC was named Pacific Asset Management and managed these Funds as a division of Pacific Life Fund Advisors LLC, the investment adviser to the Funds.

Effective December 31, 2019, all references in the Prospectus to “Pacific Asset Management, a division of PLFA” or “Pacific Asset Management” are deleted and replaced with “Pacific Asset Management LLC.”

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

In addition, in the Additional Information About Principal Risks subsection, the second sentence of the Conflicts of Interest Risk disclosure is revised as follows:

For example, one Underlying Fund may be managed by an affiliate or may provide a higher management fee or result in greater profitability to PLFA than another Underlying Fund, which may provide PLFA with incentive to use that Fund as an Underlying Fund.

Disclosure Changes to the About Management section

The third sentence of the third paragraph is deleted.

The heading and firm description in the Pacific Asset Management table are deleted and replaced with the following:

Pacific Asset Management LLC (formerly named Pacific Asset Management)

840 Newport Center Drive, 7th Floor, Newport Beach, California 92660
Pacific Asset Management LLC (“Pacific Asset Management”) is a registered investment adviser that provides investment services to a variety of clients. As of September 30, 2019, Pacific Asset Management’s total assets under management were approximately $12.1 billion.

SUPPLEMENT DATED DECEMBER 23, 2019

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2019

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2019 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI.  The changes within this supplement are currently in effect unless otherwise noted.  Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

Effective December 31, 2019, all references in the SAI to “Pacific Asset Management” are deleted and replaced with “Pacific Asset Management LLC.”

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Developing Growth Portfolio section, the third sentence is deleted and replaced with the following:

The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser.

ORGANIZATION AND MANAGEMENT OF THE TRUST

Effective January 1, 2020, in the Management Information section, the following will be added after the information for Trevor T. Smith in the Interested Persons table.

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/1/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	89

Effective January 1, 2020, in the Management Information section, in the Interested Persons table, the following information for Audrey L. Cheng will be deleted and replaced with the following:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/1/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	89

Effective December 31, 2019, in the Investment Adviser section, the third sentence of the first paragraph is deleted.

INFORMATION ABOUT THE MANAGERS

Effective December 31, 2019, in the Management Firms section, the second sentence of the first paragraph is deleted.

Effective December 31, 2019, in the Compensation Structures and Methods section, the PLFA/Pacific Asset Management section is deleted and replaced with the following, each section below to be included in alphabetical order:

Pacific Asset Management LLC

Pacific Asset Management LLC (“Pacific Asset Management”) uses a compensation structure that is designed to attract and retain high-caliber investment professionals.  Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Pacific Asset Management believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below.  High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

Funding for annual incentives is determined based on Pacific Asset Management’s annual revenue.  Certain investment staff may also receive annual incentives that are funded by firm profits.  Individual incentive awards are determined on both a quantitative and qualitative basis.  Quantitative factors may include, but are not limited to, the pre-tax performance of the applicable portfolio compared to an appropriate benchmark index over one, three and five year periods, and product-based revenue. Personal contribution to the team, product, and clients are considered as part of the qualitative assessment.  The benchmark used to measure the performance of the portfolio managers for the Core Income Portfolio is the Bloomberg Barclays Capital U.S. Aggregate Index; for the High Yield Bond Portfolio is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index; and for the Floating Rate Income Portfolio is the Credit Suisse Leveraged Loan Index.  Annual incentives are paid in cash with no deferral.

Long-Term Incentive:

Certain investment professionals are eligible to receive long-term incentive payments.  The value of these incentives is tied to the growth in the enterprise value of Pacific Asset Management via a phantom equity plan (a contractual plan that is designed to mimic stock ownership).  Incentives from this plan are determined based on a multiple of firm earnings.  Initial allocations of equity have been made based on roles and responsibilities.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

PLFA

PLFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals.  Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities.  Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that PLFA believes is competitive in light of the portfolio manager’s experience and responsibility.  The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below.  High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

The financial performance of PLFA and its parent company impact overall funding for annual incentives.  Individual incentive awards are determined on a discretionary basis and consider the individual’s target incentive and personal performance, which may include both quantitative and qualitative factors.  Fund performance is not a specific factor in determining a PLFA portfolio manager’s incentive compensation.  However, several factors, including but not limited to an evaluation of sub-adviser selection, appropriate risk positioning, asset class allocation and investment thesis development, are taken into consideration in determining a PLFA portfolio manager’s incentive pay. Annual incentives are paid in cash with no deferral.

Long-Term Incentive: (Portfolio Optimization Portfolios only)

Investment professionals are eligible to receive long-term incentive awards on an annual basis.  Awards pay out at the end of three years based on PLFA’s achievement against both quantitative and qualitative factors, with pre-tax fund performance on a rolling three-year time frame as compared against peer group benchmarks, accounting for the majority of the performance measurement.  Target incentives are based on the individual’s role and responsibilities.  For comparison purposes with respect to measuring the performance of the portfolio managers for the Portfolio Optimization Portfolios, the peer group benchmark for the Portfolio Optimization Conservative Portfolio is Morningstar U.S. Fund Allocation – 15% to 30% Equity; for the Portfolio Optimization Moderate-Conservative Portfolio is Morningstar U.S. Fund Allocation – 30% to 50% Equity; for the Portfolio Optimization Moderate Portfolio is the Morningstar U.S. Fund Allocation – 50% to 70% Equity; for the Portfolio Optimization Growth Portfolio is Morningstar U.S. Fund Allocation – 70% to 85% Equity; and for the Portfolio Optimization Aggressive-Growth Portfolio is Morningstar U.S. Fund Allocation – 85%+ Equity.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.